UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 05/08/2007

INNKEEPERS USA TRUST

(Exact name of registrant as specified in its charter)

Commission File Number: 0-24568

MD	65-0503831
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

340 Royal Poinciana Way, Suite 306, Palm Beach, FL 33480

(Address of principal executive offices, including zip code)

561-835-1800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.     Results of Operations and Financial Condition

On May 8, 2007, the Company issued a press release announcing its financial results for the three months ended March 31, 2007. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including 99.1 shall not be deemed "filed" for the purposes of section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securites Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.     Financial Statements and Exhibits

(c) Exhibits

99.1 Press release dated May 8, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNKEEPERS USA TRUST

Date: May 08, 2007	By:	/S/ MARK A. MURPHY
Mark A. Murphy General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

EX-99.1	First-Quarter 2007 Earnings Release Dated May 8, 2007